Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AMERI Holdings, Inc. (the “Registrant”) of its Annual Report on Form 10-K for the twelve months ended December 31, 2018 (the “Annual Report”) with the Securities and Exchange Commission, I, Barry Kostiner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)            The Annual Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)            The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 25, 2019	By:	/s/ Barry Kostiner
		Name:	Barry Kostiner
		Title:	Chief Financial Officer ( Principal Financial Officer)